                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                 _____________



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  April 20, 1999 (April 19,
                                                ---------------------------
1999)
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                      HEALTHCARE FINANCIAL PARTNERS, INC.
                      -----------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                   0-21425                      58-1844418
----------------------------      -----------                ------------------
(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation)            File Number)               Identification No.)


2 Wisconsin Circle, Fourth Floor, Chevy Chase, Maryland                 20815
---------------------------------------------------------             ---------
(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code    (301) 961-1640
                                                      --------------



                                   Not Applicable
                                   --------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

  On April 19, 1999, the Registrant issued two press releases filed as Exhibit
                                                                       -------
99.1 and Exhibit 99.2 hereto, which are incorporated by reference herein.
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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
           ------------------------------------------------------------------

  (c)  Exhibits
       --------

       99.1     Text of Press Release dated April 19, 1999.


       99.2     Text of Press Release dated April 19, 1999.

                                 SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HEALTHCARE FINANCIAL PARTNERS, INC.



Date:  April 20, 1999                 By:   /s/ Edward P. Nordberg, Jr.
                                            ---------------------------
                                            Edward P. Nordberg, Jr.
                                            Chief Financial Officer

                                 EXHIBIT INDEX



Exhibit
Number       Description
-------      -----------

99.1         Text of Press Release dated April 19, 1999.


99.2         Text of Press Release dated April 19, 1999.